AMENDED AND RESTATED SECURITY AGREEMENT

This Agreement is effective as of November 30, 2010, by and between Oak Tree Educational Partners, Inc., a Delaware Corporation, (“Parent”), the parent company of Valley Anesthesia, Inc., a Delaware corporation (“Borrower”); and their respective subsidiaries, current and future, as debtor (collectively, jointly and severally “Debtor”), and Valley Anesthesia Educational Programs, Inc., an Iowa corporation, as the Secured Party (“Secured Party”).

Whereas, Borrower and Valley Anesthesia Educational Programs, Inc., an Iowa corporation, (“Valley Seller”) are parties to that certain Agreement of Purchase of Assets dated August 20, 2009 (the “Purchase Agreement”), pursuant to which, among other things, Borrower purchased and acquired all of the Purchased Assets (as defined in the Purchase Agreement) subject to the terms and conditions set forth therein; and

Whereas, Pursuant to the Purchase Agreement, Valley Seller agreed to finance a portion of the “Purchase Price” (as defined in the Purchase Agreement), and Borrower executed and delivered that certain Six Year Term Note dated as of August 20, 2009, made payable to Valley Seller in the initial principal amount of $2,000,000 (as amended, supplemented, replaced or restated from time to time, the “Subordinated Note”); and

Whereas, in connection with the Subordinated Note, Borrower and Valley Seller entered into that certain Security Agreement dated as of August 20, 2009 (the “Original Security Agreement”), pursuant to which Borrower granted a security interest in the Purchased Assets, and all additions and accessions thereto as such is renewed and replenished and all proceeds of its sale or other disposition until the Purchase Price is paid in full, to Subordinated Lender to secure the Subordinated Note; and

Whereas, Borrower and Parent are parties to that certain Loan Agreement dated November 30, 2010, by and among Parent, Borrower, and their respective subsidiaries, current and future, as borrowers, Deerpath Funding, LP, a Delaware limited partnership, and the other lenders from time to time party thereto, (“Deerpath”) and Deerpath, as administrative agent and collateral agent for itself and the other lenders (the “Senior Loan Agreement”); and

Whereas, as a material inducement to the Senior Loan Agreement, Deerpath has required that Valley Seller and Borrower enter into that certain Subordination and Intercreditor Agreement dated November 30, 2010, (the “Subordination Agreement”) to subordinate the rights and remedies of Valley Seller under the Subordinated Note, this Amended and Restated Security Agreement, and other documents constituting the “Subordinated Debt Documents”, as defined in the Subordination Agreement, to the rights and remedies of Deerpath under the Senior Loan Agreement and other documents; and

Whereas, as a condition precedent to Valley Seller entering into the Subordination Agreement, Valley Seller has required that the obligations of Borrower under the Subordinated Debt Documents be secured by a security interest in the assets of Debtor in accordance with the terms of this Security Agreement.

Now, therefore, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor agrees as follows:

1.      AMENDED AND RESTATED SECURITY AGREEMENT.  This Amended and Restated Security Agreement amends, restates, and supersedes the Original Security Agreement in its entirety.

2.      GRANT OF SECURITY INTEREST. As security for the Obligations (as defined below), but subject at all times to the subordination provisions of Section 4 below, Debtor hereby grants to Secured Party a security interest in all assets of Debtor, tangible and intangible, real or personal, including but not limited to all of Debtor’s inventory now owned or hereafter acquired; all of Debtor’s accounts, Deposit Accounts, Investment Property, Letter of Credit Rights, Supporting Obligations, now existing or hereafter arising, together with all interest of Debtor in any goods, the sale or lease of which give rise to any of Debtor's accounts, and all chattel paper, documents and instruments relating to accounts; all of Debtor’s general intangibles, now owned or hereafter acquired; all of Debtor’s equipment now owned or hereafter acquired; all of Debtor’s farm products now owned or hereafter acquired; all of Debtor’s fixtures; together with the proceeds, products, increase, issue, accessions, attachments, accessories, parts, additions, repairs, replacements and substitutes of, to, and for all of the foregoing. All such property in which a security interest is granted is herein called the "Collateral."

3.           OBLIGATIONS.  The aforesaid security interests secure payment and performance of all obligations of Borrower under the Subordinated Debt Documents (the "Obligations").

4.           SUBORDINATION.  This Security Agreement and the Secured Party’s security interest in the Collateral is expressly made subject and subordinate to the rights of:

(a)           the “Senior Lender” (as defined in the Subordination Agreement) or any other person, firm or corporation refinancing or otherwise holding the “Senior Debt” (as defined in the Subordination Agreement), to the extent and as provided in the Subordination Agreement; and

(b)           the holders of (i) any debt assumed or refinanced in connection with any Acquisition, and/or (ii) any notes executed and delivered by a Debtor in connection with any Acquisition that are payable to the seller(s) and representing seller financing of part or all of the purchase price of such Acquisition.

For purposes of this Security Agreement, “Acquisition” means the purchase and acquisition by Debtor (including by any newly formed subsidiary of Debtor) of all or substantially all of the assets or securities and the ongoing business operations of an active commercial enterprise, but excluding the “Culinary Group Acquisition” (as defined in the Senior Loan Agreement) and excluding the acquisition of assets pursuant to the Purchase Agreement.

5.           FURTHER DOCUMENTS.  Debtor shall, at its sole cost and expense (including reimbursement of Secured Party’s reasonable attorneys’ fees and costs), execute, deliver, file or record, or shall cause its subsidiaries and affiliates to execute, deliver, file or record (in such manner and form as Secured Party may require) any assignment, financing statement or other paper that may be necessary or desirable, or that Secured Party may request, in order to create, preserve or perfect any security interest granted hereby or to enable Secured Party to exercise and enforce its rights hereunder or under any Collateral, or otherwise in furtherance of this Security Agreement, including, but not limited to, the execution of this Security Agreement or a counterpart thereof by all present and future subsidiaries of Debtor which shall include (but not be limited to) such parties as are necessary such that the assets acquired in the Culinary Group Acquisition shall be included in the Collateral.   Secured Party shall execute and deliver such documents as may be reasonably required by Debtor or Debtor’s lenders or other secured parties, in furtherance of Section 4 of this Security Agreement.

6.           NOTICE OF FUTURE ACQUISITIONS.  Debtor shall provide Secured Party notice of any pending Acquisition no less than thirty (30) days prior to closing.

7.           DEBTORS. Each of the undersigned Debtors executes this Security Agreement as its joint and several obligation and it shall be binding upon and fully enforceable against any or all of them.  Unless the context clearly indicates an individual reference to “each” Debtor, “Debtor” shall refer to Parent, Borrower, and their respective subsidiaries, current and future, collectively, jointly and severally, or to any of them.

8.           FINANCING STATEMENT.  Secured Party is further granted the power, coupled with an interest, to sign on behalf of Debtor as attorney-in-fact and to file one or more financing statements under the Uniform Commercial Code naming Debtor as debtor and Secured Party as secured party and describing the Collateral herein specified.

9.           REPRESENTATIONS AND AGREEMENTS.  Debtor represents and warrants to Secured Party, and agrees:

a.           Each Debtor is authorized to grant a security interest in the Collateral, free and clear of all liens and encumbrances, except the security interest created hereby and except the prior liens referenced in Section 4 of this Security Agreement.

b.           Each Debtor’s principal place of business is the address shown herein, and Debtor shall promptly give Secured Party written notice of any change thereof.

c.           Each Debtor is duly organized, existing, and is qualified and in good standing in all states in which it is doing business, and the execution, delivery and performance of this Security Agreement by each Debtor are within each such Debtor's powers, have been duly authorized, and are not in contravention of law or the terms of each such Debtor's charter, bylaws if any, or any indenture, agreement or undertaking to which each such Debtor is a party, or by which it is bound. Each Debtor will not change its name, or identity unless written notice is given in advance to Secured Party.

d.           Debtor shall maintain insurance upon the Collateral which is tangible property against all customarily insured risks for the full insurable value thereof, loss to be payable to Debtor and Secured Party as their respective interests may appear.   Debtor shall bear all risk of loss or destruction of, or damage to, the Purchased Assets from any cause whatsoever at all times subsequent to the execution of this Agreement.   Copies of all policies insuring the Purchased Assets will be provided to Secured Party upon request.

e.           Debtor shall promptly transmit to Secured Party all information that it may have or receive with respect to Collateral or with respect to any account debtor which might in any way affect Secured Party's rights or remedies with respect thereto.

10.         EXPENSES.  Debtor upon demand shall pay to Secured Party forthwith the amounts of all expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in seeking to collect any sums secured hereunder or to enforce any rights in the Collateral. Such amounts shall be secured hereby, and if not paid on demand shall bear interest at the highest rate payable on any of the Obligations.

11.         DEFAULT.  Debtor will be in default upon the occurrence of any of the following events:  (a) the failure of Borrower to make payment, when due and payable of any of the Obligations, (b) failure of the performance of any obligation or covenant contained herein, (c) dissolution of, termination of existence of, insolvency of, business failure of, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency law by or against, Debtor.

12.         RIGHTS AND REMEDIES ON DEFAULT.  After the occurrence of any event of default, subject at all times to the terms of the Subordination Agreement, Secured Party may exercise at any time and from time to time any rights and remedies available to it under applicable law.   Without limiting the foregoing, subject at all times to the terms of the Subordination Agreement, Secured Party shall be entitled to take possession of the Purchased Assets and other Collateral sufficient to satisfy its security interest as provided hereby, in accordance with applicable law.

13.        GENERAL.

a.           Secured Party may, as its option, pay any tax, assessment, or other Governmental levy, or insurance premium or any other expense or charge relating to Collateral which is payable by Debtor (and not timely paid by it), and further may pay any filing or recording fees. Any amount or amounts so paid, with interest thereon at the highest rate payable on any of the obligations (from the date of payment until repaid) shall be secured hereby and shall be payable upon demand.

b.           Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

c.           Any notice, if mailed, shall be deemed given when mailed postage prepaid, addressed to Debtor at its address shown below, or at any other address of Debtor appearing on Secured Party's records.

d.           Covenants, representations, warranties and agreements herein set forth shall be binding upon Debtor, its legal representatives, successors and assigns. This Security Agreement may be assigned by Secured Party and all rights and privileges of Secured Party under this Security Agreement shall then inure to the benefit of its successors and assigns.

e.           If any provision of this Security Agreement shall be for any reason held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

f.           If Debtor is a guarantor, endorser, co-maker, or an accommodation party with respect to the Obligations, Debtor hereby waives the benefit of any and all defenses and claims of damage which are dependent upon Debtor's character as a party other than the maker. Each party to any of the Obligations hereby consents to and waives notice of (1) any and all extensions (whether or not for longer than the original period) granted as to the time of payment of any or all of the Obligations, and (2) any renewal of any or all of the Obligations.

g.           Unless otherwise defined or the context otherwise requires, all terms used herein which are defined in any applicable Uniform Commercial Code shall have the meanings therein stated. The rights and remedies herein conferred upon Secured Party shall be in addition to, and not in substitution or in derogation of, rights and remedies conferred by any applicable Uniform Commercial Code and other applicable law.

h.           All words and phrases used herein shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender, as the context may require.

i.           Captions are inserted for convenience only and shall not be taken as altering the text.

14.         CERTIFICATION.

a.           Secured Party and Debtor each certify that they are not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by any Executive Order of the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person” or any other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control; and are not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity or nation.

b.           Debtor and Secured Party hereby agrees to defend, indemnify and hold one another harmless from and against any and all claims, damages, losses, risks, liabilities and expenses (including attorney’s fees and costs) arising from or related to any breach of the foregoing certification.

DEBTOR ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS SECURITY AGREEMENT.

DATED: November 30, 2010

VALLEY ANESTHESIA EDUCATIONAL
PROGRAMS, INC. (SECURED PARTY)

By:	/s/ Barbara J. Paradise

Title:	Vice President

1995 County Club Blvd.
Number and Street
Clive
City
Polk IA
County State

OAK TREE EDUCATIONAL PARTNERS, INC. (DEBTOR)

By:	/s/ Joseph J. Bianco

Title:	Chief Executive Officer

845 Third Avenue, 6th Floor
Number and Street
New York
City
New York NY
County State

TRAINING DIRECT, LLC (DEBTOR)

By:	/s/ Joseph Monaco

Title:	President

3851 Main Street, 2nd Floor
Number and Street
Bridgeport
City
Fairfield CT
County State

EDUCATIONAL INVESTORS, INC. (DEBTOR)

By:	/s/ Joseph J. Bianco

Title:	Chief Executive Officer

845 Third Avenue, 6th Floor
Number and Street
New York
City
New York NY
County State

VALLEY ANESTHESIA, INC. (DEBTOR)

By:	/s/ Joseph J. Bianco

Title:	Chief Executive Officer

845 Third Avenue, 6th Floor
Number and Street
New York
City
New York NY
County State

The undersigned, though not an original party to this Security Agreement, is executing a counterpart to this Security Agreement, as of the date indicated below, and for value received, agrees to become a Debtor hereunder and to be bound as a party hereto.

EDUCATIONAL TRAINING INSTITUTE, INC. (DEBTOR)
(a New York corporation)

By:	/s/ Joseph Monaco
Name:	Joseph Monaco,
Title:	President

Date:	November 30, 2010

424 West 33rd Street
Number and Street
New York
City
New York NY
County State